UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period:	December 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEYAX

Putnam Equity Income Fund

Semiannual report 5|31|16

A world of investing.®

Putnam INVESTMENTS

4¢
10 CENTS
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Semiannual report
5 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

"I share the investment approach that has been the cornerstone of the fund since its inception — seeking a combination of growth and income potential for investors while employing disciplined risk management."

Darren A. Jaroch, CFA
Portfolio Manager

A two-part search for promising stocks

In strong markets as well as challenging times, the fund has combined the growth potential of undervalued stocks with the income potential of dividend-paying companies.

Value stocks for growth potential

The fund seeks growth potential from stocks of large and midsize U.S. companies, with a focus on attractively priced stocks that have the potential to appreciate as the market recognizes their long-term worth.

Dividend-paying companies for income potential

The fund invests in companies that pay dividends — which are excess profits distributed to shareholders. In addition to their income potential, dividends can be a sign that a company's management is confident in the ongoing health of the business.

Seeking to harness the power of dividends

Dividends have historically represented a significant portion of the total return of S&P 500 companies.

9.8%
S&P 500 Index annual return (1926–2015)*
4.0% from dividends
5.8% from capital appreciation

*Source: Morningstar Direct/Ibbotson Associates.
There are no guarantees that a company will continue to pay dividends.

2 Equity Income Fund
Equity Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Equity Income Fund

Interview with your fund’s portfolio manager

Darren, could you tell us about the investing environment for the six-month reporting period ended May 31, 2016?

In the early months of the period, which began in December 2015, the U.S. stock market took investors on a turbulent ride. January and February marked the worst-ever start to a year in terms of stock performance, as concerns escalated over China’s slowing economy, and oil and commodity prices plummeted even further than they already had in 2015. We saw a tremendous amount of volatility, but I don’t believe conditions were nearly as bad as were being priced into the market. Companies began announcing earnings in the midst of all this and, not surprisingly, few of them delivered optimistic outlooks, which further contributed to the market’s downward spiral. By the end of the period, however, stock prices had recovered and volatility was down dramatically from its February high. You might describe it as a brief panic with a huge sigh of relief at the end.

How did the fund perform during the period?

It was a challenging six months for our investment strategy. The fund posted a return of 0.37%, underperforming its benchmark, the Russell 1000 Value Index, which returned 3.12%, and funds in its Lipper peer group, which delivered an average return of 2.95%. The primary reason for the fund’s underperformance was our focus on areas of

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Equity Income Fund	5

the market that we believe are undervalued — that is, stocks that, in our view, are attractively priced relative to their growth prospects. During this period, however, investors were fleeing to defensive stocks. These are stocks of companies that are perceived to be safe and stable — “household” names and large, familiar businesses with visible or dependable earnings growth. In our view, most of these companies do not offer the fundamental business strength and growth prospects — not to mention attractive stock prices — that we seek for the fund. We did, however, try to take advantage of the market-wide downturn to tactically add to positions in stocks that we believe were unfairly punished.

Could you provide some examples of stocks or strategies that detracted from the fund’s performance?

The fund’s investment in drug company Eli Lilly was the biggest detractor from performance during the reporting period. The decline in Lilly’s stock price was due in part to an overall downturn for stocks in the health-care sector. In addition, investors reacted negatively to the company’s decision to make a change in data analysis for a clinical trial of Solanezumab, one of the company’s key products, which is in late-stage trials for the treatment of Alzheimer’s disease. Although the change may affect FDA approval of the product, we believe this is a short-term setback and I continued to maintain a significant position in this stock at the close of the period. We believe Lilly stock is attractively priced, particularly in light of the company’s pipeline of drugs in development, which, in our view, offers the potential for solid top-line and bottom-line growth in the years ahead.

The stock of Delphi Automotive, a vehicle components manufacturer, was also a disappointment for the period. Stock market

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Equity Income Fund

volatility, driven by investor fears of a U.S. recession, hurt this stock, along with most others in the automotive supply industry. We believe that Delphi remains a fundamentally strong company, specializing in a number of promising growth segments of the automotive industry, such as emissions, electrification, and passive safety. In addition, in our view, the company offers some of the most attractive cash flows in the sector, and an ability and willingness to return cash to shareholders in the form of dividends.

Also detracting from fund performance was Apple, a stock that struggled as investors grew concerned about the company’s growth prospects. In late April, Apple announced a 13% decline in revenue, its first year-over-year quarterly sales drop since 2003. In our view, Apple remains an attractive investment for the portfolio, in part for its dividend and cash-generation potential. We also believe that Apple’s long-term growth prospects are attractive, particularly because we view Apple as a consumer products company rather than as part of the technology sector — where growth expectations tend to be higher.

Can you discuss some stocks that helped fund performance?

The top contributor to performance for the period was the fund’s investment in Northrop Grumman, an aerospace and defense company and also the top performer for the fund’s previous fiscal year. In our view, this is a very well-managed company that focuses on cash flow, profitability, and returning

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Equity Income Fund	7

cash to shareholders. Northrop Grumman has delivered strong earnings growth and was recently awarded a multi-billion-dollar Pentagon contract — a pleasant surprise for investors that boosted the stock considerably.

The stock of Computer Sciences, a global provider of information technology [IT] services, was also a notable contributor to fund returns for the period. A key factor in its stock price advance was the announcement that Computer Sciences would be merging with the IT services businesses of Hewlett Packard Enterprise. We believe this is a positive development that provides Computer Sciences with the scale it needs to compete and succeed in the IT sector.

The fund recently increased its dividend. Would you explain the factors behind that?

The fund’s quarterly dividend largely reflects the degree to which companies in the portfolio are paying dividends. Due to an increase in dividend income earned by the portfolio, the fund’s dividend increased from $0.071 per class A share to $0.076. Other share classes had similar increases.

What is your outlook for the markets and economy in the months ahead?

Many of the headwinds that had been causing turbulence in the stock market — for example, oil price plunges and a strong U.S. dollar, which can hurt business profitability — had eased considerably by the close of this six-month period. As we head into the second half of the fund’s fiscal year, I believe the biggest concern for investors is uncertainty around the timing and frequency of future interest-rate hikes by the U.S. Federal Reserve. We are hopeful that the Fed will continue on its path to normalization of rates. Other issues that could hinder U.S. stock performance include uncertainty related to

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Equity Income Fund

the U.S. presidential election and persistently sluggish growth in many overseas economies.

As a value investor and portfolio manager, however, I am more focused on stock-specific risks such as valuation and earnings. While earnings growth for S&P 500 companies has been stalled for over a year, I believe we could see some improvement in the coming months, particularly if U.S. economic data remain solid.

Thank you, Darren, for this update and your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Walter D. Scully, CPA. Walter has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Ohio State University. He has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

Equity Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.05%	9.88%	9.82%	9.82%	9.23%	9.23%	9.41%	9.31%	9.78%	10.19%	10.20%	10.18%

10 years	108.30	96.32	96.10	96.10	93.30	93.30	98.12	91.18	103.08	114.44	115.15	113.58
Annual average	7.61	6.98	6.97	6.97	6.81	6.81	7.08	6.70	7.34	7.93	7.96	7.88

5 years	62.68	53.32	56.79	54.79	56.70	56.70	58.67	53.12	60.72	65.40	65.94	64.73
Annual average	10.22	8.92	9.41	9.13	9.40	9.40	9.67	8.89	9.96	10.59	10.66	10.50

3 years	26.76	19.47	23.92	20.92	23.93	23.93	24.86	20.49	25.79	28.00	28.34	27.66
Annual average	8.23	6.11	7.41	6.54	7.41	7.41	7.68	6.41	7.95	8.58	8.67	8.48

1 year	–3.27	–8.83	–3.96	–8.53	–3.98	–4.89	–3.75	–7.12	–3.51	–2.96	–2.90	–3.06

6 months	0.37	–5.40	0.05	–4.72	0.01	–0.94	0.13	–3.38	0.25	0.53	0.58	0.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	Equity Income Fund

Comparative index returns For periods ended 5/31/16

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	10.56%

10 years	80.89%	85.61
Annual average	6.11	6.29

5 years	66.24	52.10
Annual average	10.70	8.67

3 years	30.32	24.50
Annual average	9.23	7.53

1 year	–0.06	–0.79

6 months	3.12	2.95

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/16, there were 531, 515, 423, 309, 206 and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	2		2	2	2		2	2	2	2

Income	$0.147		$0.076	$0.078	$0.100		$0.124	$0.178	$0.188	$0.172

Capital gains

Long-term gains	0.845		0.845	0.845	0.845		0.845	0.845	0.845	0.845

Short-term gains	—		—	—	—		—	—	—	—

Total	$0.992		$0.921	$0.923	$0.945		$0.969	$1.023	$1.033	$1.017

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

11/30/15	$20.69	$21.95	$20.44	$20.45	$20.43	$21.17	$20.53	$20.70	$20.70	$20.69

5/31/16	19.75	20.95	19.51	19.51	19.49	20.20	19.59	19.76	19.76	19.75

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	1.54%	1.45%	0.86%	0.88%	1.11%	1.07%	1.33%	1.84%	1.94%	1.78%

Current 30-day
SEC yield [2]	N/A	1.42	0.78	0.78	N/A	0.98	1.26	1.81	1.91	1.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Equity Income Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.04%	9.88%	9.82%	9.82%	9.22%	9.22%	9.40%	9.30%	9.77%	10.18%	10.19%	10.17%

10 years	108.76	96.75	96.55	96.55	93.60	93.60	98.53	91.58	103.52	114.85	115.62	114.04
Annual average	7.64	7.00	6.99	6.99	6.83	6.83	7.10	6.72	7.36	7.95	7.99	7.91

5 years	65.84	56.30	59.82	57.82	59.72	59.72	61.74	56.08	63.83	68.66	69.26	68.02
Annual average	10.65	9.34	9.83	9.56	9.82	9.82	10.09	9.31	10.38	11.02	11.10	10.94

3 years	28.64	21.24	25.82	22.82	25.76	25.76	26.71	22.28	27.65	29.88	30.22	29.61
Annual average	8.76	6.63	7.96	7.09	7.94	7.94	8.21	6.93	8.48	9.11	9.20	9.03

1 year	–1.14	–6.83	–1.87	–6.53	–1.90	–2.83	–1.66	–5.10	–1.41	–0.82	–0.71	–0.89

6 months	3.47	–2.48	3.11	–1.89	3.07	2.07	3.20	–0.41	3.37	3.64	3.70	3.60

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 11/30/15	0.96%	1.71%	1.71%	1.46%	1.21%	0.65%	0.55%	0.71%

Annualized expense ratio for the
six-month period ended 5/31/16	0.98%	1.73%	1.73%	1.48%	1.23%	0.66%	0.56%	0.73%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12	Equity Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.91	$8.65	$8.65	$7.40	$6.16	$3.31	$2.81	$3.66

Ending value (after expenses)	$1,003.70	$1,000.50	$1,000.10	$1,001.30	$1,002.50	$1,005.30	$1,005.80	$1,005.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.95	$8.72	$8.72	$7.47	$6.21	$3.34	$2.83	$3.69

Ending value (after expenses)	$1,020.10	$1,016.35	$1,016.35	$1,017.60	$1,018.85	$1,021.70	$1,022.20	$1,021.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Equity Income Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Equity Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Equity Income Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Equity Income Fund

The fund’s portfolio 5/31/16 (Unaudited)

COMMON STOCKS (96.3%)*	Shares	Value

Aerospace and defense (6.8%)
General Dynamics Corp.	361,200	$51,243,444

Honeywell International, Inc.	626,100	71,268,963

L-3 Communications Holdings, Inc.	564,837	77,501,285

Northrop Grumman Corp.	867,190	184,425,297

United Technologies Corp.	265,700	26,724,106

		411,163,095
Airlines (0.7%)
American Airlines Group, Inc.	1,344,300	42,896,613

		42,896,613
Auto components (0.9%)
Delphi Automotive PLC (United Kingdom)	781,200	53,090,352

		53,090,352
Automobiles (0.7%)
General Motors Co.	1,371,100	42,888,008

		42,888,008
Banks (8.5%)
Bank of America Corp.	5,165,800	76,402,182

Citigroup, Inc.	2,372,423	110,483,739

JPMorgan Chase & Co.	2,049,700	133,783,919

KeyCorp	2,204,700	28,264,254

Regions Financial Corp.	4,319,300	42,458,719

Wells Fargo & Co.	2,438,140	123,662,461

		515,055,274
Beverages (1.9%)
Coca-Cola European Partners PLC (United Kingdom)	555,500	21,558,955

Dr. Pepper Snapple Group, Inc.	574,500	52,509,300

PepsiCo, Inc.	388,400	39,294,428

		113,362,683
Capital markets (3.8%)
Charles Schwab Corp. (The)	2,197,100	67,187,318

Goldman Sachs Group, Inc. (The)	213,600	34,064,928

Invesco, Ltd.	737,500	23,157,500

KKR & Co. LP	2,661,800	35,960,918

State Street Corp.	1,137,780	71,748,407

		232,119,071
Chemicals (2.4%)
Air Products & Chemicals, Inc.	385,400	54,973,456

Dow Chemical Co. (The)	882,600	45,330,336

E.I. du Pont de Nemours & Co.	617,100	40,364,511

Ingevity Corp. †	102,336	2,982,071

		143,650,374
Commercial services and supplies (0.9%)
Tyco International PLC	1,344,130	57,286,821

		57,286,821
Communications equipment (0.8%)
Cisco Systems, Inc.	1,716,850	49,874,493

		49,874,493
Consumer finance (0.6%)
Capital One Financial Corp.	433,600	31,756,864

Oportun Financial Corp. (acquired 6/23/15, cost $2,781,056)
(Private) † ∆∆ F	975,809	2,502,950

		34,259,814

Equity Income Fund	17

COMMON STOCKS (96.3%)* cont.	Shares	Value

Containers and packaging (1.7%)
Ball Corp.	520,900	$37,661,070

Sealed Air Corp.	842,900	39,144,276

WestRock Co.	614,016	24,321,174

		101,126,520
Diversified financial services (1.2%)
Berkshire Hathaway, Inc. Class B †	328,500	46,167,390

CME Group, Inc.	297,900	29,161,431

		75,328,821
Diversified telecommunication services (4.2%)
AT&T, Inc.	3,239,300	126,818,595

CenturyLink, Inc.	721,100	19,556,232

Frontier Communications Corp. S	8,395,100	43,402,667

Verizon Communications, Inc.	1,239,570	63,094,113

		252,871,607
Electric utilities (3.9%)
American Electric Power Co., Inc.	552,700	35,776,271

Edison International	645,500	46,237,165

Exelon Corp.	1,181,800	40,500,286

NextEra Energy, Inc.	338,900	40,708,668

PG&E Corp.	584,400	35,110,752

PPL Corp.	1,094,436	42,179,563

		240,512,705
Energy equipment and services (0.5%)
Halliburton Co.	373,600	15,758,448

National Oilwell Varco, Inc.	466,700	15,377,765

		31,136,213
Food and staples retail (1.4%)
CVS Health Corp.	881,600	85,030,320

		85,030,320
Food products (1.7%)
JM Smucker Co. (The)	371,178	47,937,639

Kraft Heinz Co. (The)	640,400	53,274,876

		101,212,515
Health-care equipment and supplies (1.6%)
Becton Dickinson and Co.	285,800	47,571,410

Medtronic PLC	592,353	47,672,569

		95,243,979
Health-care providers and services (1.0%)
Cigna Corp.	485,100	62,146,161

		62,146,161
Hotels, restaurants, and leisure (0.7%)
Hilton Worldwide Holdings, Inc.	2,153,400	44,747,652

		44,747,652
Household durables (0.4%)
PulteGroup, Inc.	1,167,100	21,894,796

		21,894,796
Household products (0.6%)
Kimberly-Clark Corp.	290,200	36,867,008

		36,867,008
Independent power and renewable electricity producers (0.9%)
Calpine Corp. †	2,025,365	29,975,402

NRG Energy, Inc.	1,564,400	25,624,872

		55,600,274

18	Equity Income Fund

COMMON STOCKS (96.3%)* cont.	Shares	Value

Industrial conglomerates (1.6%)
Danaher Corp.	538,300	$52,947,188

General Electric Co.	1,544,000	46,675,120

		99,622,308
Insurance (4.0%)
American International Group, Inc.	1,265,353	73,238,632

Assured Guaranty, Ltd.	1,680,500	45,188,645

Chubb, Ltd.	361,700	45,794,837

Genworth Financial, Inc. Class A †	3,838,500	14,202,450

Hartford Financial Services Group, Inc. (The)	1,026,200	46,353,454

Willis Towers Watson PLC	149,112	19,089,318

		243,867,336
Internet software and services (1.4%)
Alphabet, Inc. Class C †	115,516	84,987,432

		84,987,432
IT Services (1.4%)
Computer Sciences Corp.	673,900	33,155,880

CSRA, Inc.	673,900	16,692,503

Fidelity National Information Services, Inc.	483,700	35,924,399

		85,772,782
Life sciences tools and services (0.8%)
Agilent Technologies, Inc.	1,045,300	47,968,817

		47,968,817
Machinery (0.5%)
Oshkosh Corp.	661,500	30,369,465

		30,369,465
Media (4.6%)
CBS Corp. Class B (non-voting shares)	677,800	37,414,560

Charter Communications, Inc. Class A †	145,208	31,791,840

Comcast Corp. Class A	1,865,050	118,057,665

Liberty Global PLC Ser. C (United Kingdom) †	829,800	29,980,674

Time Warner, Inc.	863,890	65,361,917

		282,606,656
Metals and mining (—%)
ArcelorMittal ADR (France)	286,724	1,393,479

		1,393,479
Multi-utilities (0.2%)
Ameren Corp.	248,000	12,288,400

		12,288,400
Oil, gas, and consumable fuels (8.0%)
Anadarko Petroleum Corp.	859,800	44,589,228

EOG Resources, Inc.	572,600	46,586,736

Exxon Mobil Corp.	1,560,000	138,871,200

Marathon Oil Corp.	5,918,180	77,350,613

QEP Resources, Inc.	1,056,200	19,677,006

Royal Dutch Shell PLC ADR Class A (United Kingdom)	1,477,210	71,629,913

Total SA (France)	813,555	39,534,706

Valero Energy Corp.	885,300	48,425,910

		486,665,312
Personal products (2.1%)
Coty, Inc. Class A	2,988,754	78,723,780

Edgewell Personal Care Co.	582,000	46,228,260

		124,952,040

Equity Income Fund	19

COMMON STOCKS (96.3%)* cont.	Shares	Value

Pharmaceuticals (7.5%)
AstraZeneca PLC ADR (United Kingdom) S	2,172,000	$64,508,400

Eli Lilly & Co.	1,947,300	146,105,919

Johnson & Johnson	1,164,870	131,269,200

Merck & Co., Inc.	1,081,800	60,862,068

Pfizer, Inc.	1,493,986	51,841,314

		454,586,901
Real estate investment trusts (REITs) (3.6%)
American Tower Corp.	276,200	29,216,436

Boston Properties, Inc.	379,600	47,689,148

Equity Lifestyle Properties, Inc.	714,200	52,350,860

Federal Realty Investment Trust	187,700	28,753,763

Gaming and Leisure Properties, Inc.	831,238	27,356,043

MFA Financial, Inc.	4,883,805	35,212,234

		220,578,484
Road and rail (0.8%)
Union Pacific Corp.	559,500	47,104,305

		47,104,305
Semiconductors and semiconductor equipment (3.2%)
Intel Corp.	1,933,800	61,088,742

NXP Semiconductor NV †	592,200	55,956,978

QUALCOMM, Inc.	581,500	31,935,980

Texas Instruments, Inc.	784,400	47,534,640

		196,516,340
Software (2.8%)
Microsoft Corp.	2,919,400	154,728,200

Symantec Corp.	814,700	14,143,192

		168,871,392
Specialty retail (0.8%)
Gap, Inc. (The) S	1,590,000	28,604,100

Tiffany & Co. S	354,900	21,989,604

		50,593,704
Technology hardware, storage, and peripherals (2.1%)
Apple, Inc.	706,300	70,531,118

EMC Corp.	1,991,200	55,654,040

Western Digital Corp.	30,961	1,440,925

		127,626,083
Textiles, apparel, and luxury goods (0.3%)
Michael Kors Holdings, Ltd. †	467,400	19,967,328

		19,967,328
Thrifts and mortgage finance (0.6%)
Radian Group, Inc.	2,701,685	33,527,911

		33,527,911
Tobacco (1.5%)
Philip Morris International, Inc.	896,250	88,441,950

		88,441,950
Wireless telecommunication services (0.7%)
Vodafone Group PLC ADR (United Kingdom)	1,284,710	43,667,291

		43,667,291

Total common stocks (cost $4,866,061,283)		$5,851,340,885

20	Equity Income Fund

CONVERTIBLE PREFERRED STOCKS (1.2%)*	Shares	Value

Alcoa, Inc. Ser. 1, $2.688 cv. pfd. S	812,125	$26,647,852

Allergan PLC Ser. A, 5.50% cv. pfd.	13,426	11,340,405

American Tower Corp. $5.50 cv. pfd. R	125,877	13,295,758

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	63,371	6,226,201

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $7,592) (Private) † ∆∆ F	2,664	6,833

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $145,237) (Private) † ∆∆ F	46,107	130,713

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $341,111) (Private) † ∆∆ F	67,016	307,000

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $494,779) (Private) † ∆∆ F	97,206	445,301

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $277,459) (Private) † ∆∆ F	50,539	249,713

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$837,565) (Private) † ∆∆ F	109,058	753,809

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $2,349,227) (Private) † ∆∆ F	824,290	2,114,304

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,970,584) (Private) † ∆∆ F	1,042,310	2,673,525

Oportun Financial Corp. Ser. H, 8.00 % cv. pfd. (acquired 2/6/15, cost
$9,110,862) (Private) † ∆∆ F	3,199,825	8,199,776

Total convertible preferred stocks (cost $89,491,466)		$72,391,190

CONVERTIBLE BONDS AND NOTES (0.5%)*	Principal amount	Value

MGIC Investment Corp. cv. sr. unsec. notes 5s, 2017	$18,271,000	$18,921,904

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	6,471,000	13,208,929

Total convertible bonds and notes (cost $26,703,934)		$32,130,833

SHORT-TERM INVESTMENTS (3.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.61% [d]	119,710,350	$119,710,350

Putnam Short Term Investment Fund 0.41% L	115,889,807	115,889,807

Total short-term investments (cost $235,600,157)		$235,600,157

TOTAL INVESTMENTS

Total investments (cost $5,217,856,840)		$6,191,463,065

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Equity Income Fund	21

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $6,074,741,868.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $17,383,924, or 0.3% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

22	Equity Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$515,788,496	$—	$—

Consumer staples	549,866,516	—	—

Energy	517,801,525	—	—

Financials	1,352,233,761	—	2,502,950

Health care	659,945,858	—	—

Industrials	688,442,607	—	—

Information technology	713,648,522	—	—

Materials	246,170,373	—	—

Telecommunication services	296,538,898	—	—

Utilities	308,401,379	—	—

Total common stocks	5,848,837,935	—	2,502,950

Convertible bonds and notes	—	32,130,833	—

Convertible preferred stocks	—	57,510,216	14,880,974

Short-term investments	115,889,807	119,710,350	—

Totals by level	$5,964,727,742	$209,351,399	$17,383,924

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	23

Statement of assets and liabilities 5/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $116,080,713 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,982,256,683)	$5,955,862,908
Affiliated issuers (identified cost $235,600,157) (Notes 1 and 5)	235,600,157

Dividends, interest and other receivables	14,702,482

Receivable for shares of the fund sold	6,008,880

Prepaid assets	74,191

Total assets	6,212,248,618

LIABILITIES

Payable for shares of the fund repurchased	10,041,891

Payable for compensation of Manager (Note 2)	2,422,466

Payable for custodian fees (Note 2)	28,546

Payable for investor servicing fees (Note 2)	1,980,375

Payable for Trustee compensation and expenses (Note 2)	963,516

Payable for administrative services (Note 2)	20,723

Payable for distribution fees (Note 2)	1,875,753

Collateral on securities loaned, at value (Note 1)	119,710,350

Other accrued expenses	463,130

Total liabilities	137,506,750

Net assets	$6,074,741,868

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,069,035,150

Undistributed net investment income (Note 1)	46,342,474

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	(14,241,981)

Net unrealized appreciation of investments	973,606,225

Total — Representing net assets applicable to capital shares outstanding	$6,074,741,868

(Continued on next page)

24	Equity Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,298,179,336 divided by 166,998,926 shares)	$19.75

Offering price per class A share (100/94.25 of $19.75)*	$20.95

Net asset value and offering price per class B share ($100,120,460 divided by 5,132,320 shares)**	$19.51

Net asset value and offering price per class C share ($355,671,973 divided by 18,232,858 shares)**	$19.51

Net asset value and redemption price per class M share ($47,944,207 divided by 2,459,386 shares)	$19.49

Offering price per class M share (100/96.50 of $19.49)*	$20.20

Net asset value, offering price and redemption price per class R share
($117,971,219 divided by 6,021,450 shares)	$19.59

Net asset value, offering price and redemption price per class R5 share
($110,358,859 divided by 5,585,022 shares)	$19.76

Net asset value, offering price and redemption price per class R6 share
($456,919,848 divided by 23,117,978 shares)	$19.76

Net asset value, offering price and redemption price per class Y share
($1,587,575,966 divided by 80,364,554 shares)	$19.75

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	25

Statement of operations Six months ended 5/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $581,432)	$74,812,007

Interest (including interest income of $275,251 from investments in affiliated issuers) (Note 5)	713,381

Securities lending (Note 1)	140,535

Total investment income	75,665,923

EXPENSES

Compensation of Manager (Note 2)	13,902,707

Investor servicing fees (Note 2)	6,054,505

Custodian fees (Note 2)	22,893

Trustee compensation and expenses (Note 2)	211,053

Distribution fees (Note 2)	6,682,268

Administrative services (Note 2)	100,724

Other	696,090

Fees waived and reimbursed by Manager (Note 2)	(69,658)

Total expenses	27,600,582

Expense reduction (Note 2)	(83,489)

Net expenses	27,517,093

Net investment income	48,148,830

Net realized gain on investments (Notes 1 and 3)	41,864,510

Net realized loss on foreign currency transactions (Note 1)	(1,187)

Net unrealized depreciation of investments during the period	(67,856,247)

Net loss on investments	(25,992,924)

Net increase in net assets resulting from operations	$22,155,906

The accompanying notes are an integral part of these financial statements.

26	Equity Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/16*	Year ended 11/30/15

Operations:
Net investment income	$48,148,830	$93,800,561

Net realized gain on investments
and foreign currency transactions	41,863,323	276,553,372

Net unrealized depreciation of investments	(67,856,247)	(404,096,182)

Net increase (decrease) in net assets resulting
from operations	22,155,906	(33,742,249)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(24,709,258)	(48,167,107)

Class B	(387,430)	(669,946)

Class C	(1,390,260)	(2,203,399)

Class M	(254,113)	(455,472)

Class R	(734,223)	(1,396,515)

Class R5	(947,921)	(1,523,791)

Class R6	(3,875,338)	(7,074,032)

Class Y	(13,519,237)	(23,389,507)

Net realized short-term gain on investments

Class A	—	(20,939,832)

Class B	—	(666,290)

Class C	—	(1,847,076)

Class M	—	(296,318)

Class R	—	(703,962)

Class R5	—	(249,888)

Class R6	—	(2,278,527)

Class Y	—	(8,526,419)

From net realized long-term gain on investments
Class A	(140,419,712)	(241,201,681)

Class B	(4,245,076)	(7,674,858)

Class C	(14,748,859)	(21,276,099)

Class M	(2,102,978)	(3,413,226)

Class R	(4,853,992)	(8,108,790)

Class R5	(4,309,114)	(2,878,415)

Class R6	(15,791,253)	(26,245,885)

Class Y	(64,708,918)	(98,214,090)

Increase from capital share transactions (Note 4)	194,987,813	652,772,935

Total increase (decrease) in net assets	(79,853,963)	89,629,561

NET ASSETS

Beginning of period	6,154,595,831	6,064,966,270

End of period (including undistributed net investment
income of $46,342,474 and $44,011,424, respectively)	$6,074,741,868	$6,154,595,831

* Unaudited

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
May 31, 2016**	$20.69	.15	(.09)	.06	(.15)	(.85)	(1.00)	—	$19.75	.37*	$3,298,179	.49*[d]	.80*[d]	6*
November 30, 2015	22.76	.32	(.43)	(.11)	(.29)	(1.67)	(1.96)	—	20.69	(.63)	3,454,264.96		1.51	22
November 30, 2014	21.60	.29	2.72	3.01	(.32)	(1.53)	(1.85)	—	22.76	14.99	3,590,810.98		1.37	29
November 30, 2013	17.25	.34	4.89	5.23	(.38)	(.50)	(.88)	—	21.60	31.56	3,359,801	1.02	1.72	34
November 30, 2012	14.94	.34	2.29	2.63	(.32)	—	(.32)	—	17.25	17.84	2,573,319	1.06	2.08	57
November 30, 2011	14.09	.29	.82	1.11	(.26)	—	(.26)	—[e,f]	14.94	7.91	2,308,957	1.07	1.92	71

Class B
May 31, 2016**	$20.44	.08	(.08)	—[f]	(.08)	(.85)	(.93)	—	$19.51	.05*	$100,120	.86*[d]	.43*[d]	6*
November 30, 2015	22.51	.16	(.43)	(.27)	(.13)	(1.67)	(1.80)	—	20.44	(1.41)	102,903	1.71	.76	22
November 30, 2014	21.39	.13	2.68	2.81	(.16)	(1.53)	(1.69)	—	22.51	14.09	113,515	1.73	.62	29
November 30, 2013	17.09	.19	4.85	5.04	(.24)	(.50)	(.74)	—	21.39	30.58	109,988	1.77	.97	34
November 30, 2012	14.80	.21	2.28	2.49	(.20)	—	(.20)	—	17.09	16.99	89,691	1.81	1.32	57
November 30, 2011	13.95	.17	.82	.99	(.14)	—	(.14)	—[e,f]	14.80	7.13	94,660	1.82	1.14	71

Class C
May 31, 2016**	$20.45	.08	(.09)	(.01)	(.08)	(.85)	(.93)	—	$19.51	.01*	$355,672	.86*[d]	.43*[d]	6*
November 30, 2015	22.52	.16	(.42)	(.26)	(.14)	(1.67)	(1.81)	—	20.45	(1.37)	355,619	1.71	.77	22
November 30, 2014	21.40	.13	2.69	2.82	(.17)	(1.53)	(1.70)	—	22.52	14.12	306,308	1.73	.63	29
November 30, 2013	17.11	.19	4.84	5.03	(.24)	(.50)	(.74)	—	21.40	30.54	221,226	1.77	.96	34
November 30, 2012	14.82	.21	2.29	2.50	(.21)	—	(.21)	—	17.11	17.00	127,606	1.81	1.33	57
November 30, 2011	13.98	.18	.81	.99	(.15)	—	(.15)	—[e,f]	14.82	7.11	109,414	1.82	1.20	71

Class M
May 31, 2016**	$20.43	.10	(.09)	.01	(.10)	(.85)	(.95)	—	$19.49	.13*	$47,944	.74*d	.56*[d]	6*
November 30, 2015	22.50	.21	(.42)	(.21)	(.19)	(1.67)	(1.86)	—	20.43	(1.13)	51,230	1.46	1.01	22
November 30, 2014	21.38	.18	2.69	2.87	(.22)	(1.53)	(1.75)	—	22.50	14.39	49,775	1.48	.87	29
November 30, 2013	17.09	.24	4.83	5.07	(.28)	(.50)	(.78)	—	21.38	30.86	43,327	1.52	1.22	34
November 30, 2012	14.80	.25	2.29	2.54	(.25)	—	(.25)	—	17.09	17.30	33,497	1.56	1.57	57
November 30, 2011	13.96	.22	.81	1.03	(.19)	—	(.19)	—[e,f]	14.80	7.36	31,868	1.57	1.42	71

Class R
May 31, 2016**	$20.53	.13	(.10)	.03	(.12)	(.85)	(.97)	—	$19.59	.25*	$117,971	.61*[d]	.68*[d]	6*
November 30, 2015	22.60	.26	(.42)	(.16)	(.24)	(1.67)	(1.91)	—	20.53	(.89)	116,895	1.21	1.26	22
November 30, 2014	21.47	.24	2.69	2.93	(.27)	(1.53)	(1.80)	—	22.60	14.66	118,917	1.23	1.12	29
November 30, 2013	17.15	.29	4.86	5.15	(.33)	(.50)	(.83)	—	21.47	31.24	99,722	1.27	1.48	34
November 30, 2012	14.85	.29	2.30	2.59	(.29)	—	(.29)	—	17.15	17.60	74,914	1.31	1.82	57
November 30, 2011	14.01	.26	.81	1.07	(.23)	—	(.23)	—[e,f]	14.85	7.63	62,193	1.32	1.73	71

Class R5
May 31, 2016**	$20.70	.18	(.09)	.09	(.18)	(.85)	(1.03)	—	$19.76	.53*	$110,359	.33*[d]	.96*[d]	6*
November 30, 2015	22.77	.38	(.42)	(.04)	(.36)	(1.67)	(2.03)	—	20.70	(.30)	106,460.65		1.81	22
November 30, 2014	21.63	.39	2.68	3.07	(.40)	(1.53)	(1.93)	—	22.77	15.30	42,934.66		1.80	29
November 30, 2013	17.26	.41	4.90	5.31	(.44)	(.50)	(.94)	—	21.63	32.14	14.66		2.08	34
November 30, 2012†	15.86	.18	1.31	1.49	(.09)	—	(.09)	—	17.26	9.43*	11	.28*	1.05*	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Equity Income Fund	Equity Income Fund	29

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class R6
May 31, 2016**	$20.70	.19	(.09)	.10	(.19)	(.85)	(1.04)	—	$19.76	.58*	$456,920	.28*[d]	1.01*[d]	6*
November 30, 2015	22.77	.40	(.42)	(.02)	(.38)	(1.67)	(2.05)	—	20.70	(.21)	386,755.55		1.92	22
November 30, 2014	21.62	.39	2.70	3.09	(.41)	(1.53)	(1.94)	—	22.77	15.42	311,320.56		1.80	29
November 30, 2013	17.26	.42	4.90	5.32	(.46)	(.50)	(.96)	—	21.62	32.22	155,644.56		2.03	34
November 30, 2012†	15.86	.18	1.32	1.50	(.10)	—	(.10)	—	17.26	9.46*	11	.24*	1.09*	57

Class Y
May 31, 2016**	$20.69	.18	(.10)	.08	(.17)	(.85)	(1.02)	—	$19.75	.50*	$1,587,576	.36*[d]	.93*[d]	6*
November 30, 2015	22.76	.37	(.42)	(.05)	(.35)	(1.67)	(2.02)	—	20.69	(.38)	1,580,470.71		1.78	22
November 30, 2014	21.61	.35	2.71	3.06	(.38)	(1.53)	(1.91)	—	22.76	15.22	1,531,387.73		1.63	29
November 30, 2013	17.26	.38	4.89	5.27	(.42)	(.50)	(.92)	—	21.61	31.87	1,178,298.77		1.98	34
November 30, 2012	14.94	.38	2.30	2.68	(.36)	—	(.36)	—	17.26	18.20	885,588.81		2.34	57
November 30, 2011	14.09	.34	.81	1.15	(.30)	—	(.30)	—[e,f]	14.94	8.19	595,481.82		2.26	71

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to November 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period . As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2):

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

30	Equity Income Fund	Equity Income Fund	31

Notes to financial statements 5/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through May 31, 2016.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. This policy may be changed only after 60 days’ notice to shareholders. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect

32	Equity Income Fund

to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Equity Income Fund	33

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $119,710,350 and the value of securities loaned amounted to $116,080,713.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some

34	Equity Income Fund

cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2015, the fund had a capital loss carryover of $50,004,462 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$25,002,231	N/A	$25,002,231	November 30, 2016

25,002,231	N/A	25,002,231	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $5,219,853,332, resulting in gross unrealized appreciation and depreciation of $1,383,182,884 and $411,573,151, respectively, or net unrealized appreciation of $971,609,733.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.237% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $69,658.

Equity Income Fund	35

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,547,263	Class R5	78,237

Class B	106,169	Class R6	101,634

Class C	372,663	Class Y	1,671,094

Class M	52,598	Total	$6,054,505

Class R	124,847

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,589 under the expense offset arrangements and by $78,900 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $4,388, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares,

36	Equity Income Fund

respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,038,492	Class M	179,555

Class B	483,359	Class R	284,261

Class C	1,696,601	Total	$6,682,268

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $189,757 and $3,118 from the sale of class A and class M shares, respectively, and received $16,314 and $2,151 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,043 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$517,829,165	$322,308,835

U.S. government securities (Long-term)	—	—

Total	$517,829,165	$322,308,835

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/16		Year ended 11/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	10,161,566	$193,111,822	25,370,334	$533,469,874

Shares issued in connection with
reinvestment of distributions	7,950,956	153,791,371	13,642,343	289,530,373

	18,112,522	346,903,193	39,012,677	823,000,247

Shares repurchased	(18,106,572)	(344,187,542)	(29,817,888)	(629,123,888)

Net increase	5,950	$2,715,651	9,194,789	$193,876,359

	Six months ended 5/31/16		Year ended 11/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	506,432	$9,504,720	805,050	$16,771,104

Shares issued in connection with
reinvestment of distributions	224,379	4,295,389	396,244	8,342,552

	730,811	13,800,109	1,201,294	25,113,656

Shares repurchased	(631,715)	(11,811,026)	(1,211,552)	(25,334,759)

Net increase (decrease)	99,096	$1,989,083	(10,258)	$(221,103)

Equity Income Fund	37

	Six months ended 5/31/16		Year ended 11/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	2,552,704	$48,142,649	5,391,517	$112,409,767

Shares issued in connection with
reinvestment of distributions	703,732	13,471,277	987,657	20,783,465

	3,256,436	61,613,926	6,379,174	133,193,232

Shares repurchased	(2,416,150)	(45,187,657)	(2,589,058)	(53,819,470)

Net increase	840,286	$16,426,269	3,790,116	$79,373,762

	Six months ended 5/31/16		Year ended 11/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	132,571	$2,498,563	390,842	$8,077,457

Shares issued in connection with
reinvestment of distributions	122,143	2,335,245	195,493	4,106,994

	254,714	4,833,808	586,335	12,184,451

Shares repurchased	(302,743)	(5,735,614)	(291,086)	(6,065,113)

Net increase (decrease)	(48,029)	$(901,806)	295,249	$6,119,338

	Six months ended 5/31/16		Year ended 11/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	849,185	$16,052,041	2,405,796	$50,237,849

Shares issued in connection with
reinvestment of distributions	263,406	5,058,508	447,862	9,447,334

	1,112,591	21,110,549	2,853,658	59,685,183

Shares repurchased	(785,438)	(14,830,075)	(2,421,918)	(49,851,318)

Net increase	327,153	$6,280,474	431,740	$9,833,865

	Six months ended 5/31/16		Year ended 11/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	637,450	$12,043,382	4,307,162	$88,919,775

Shares issued in connection with
reinvestment of distributions	271,880	5,257,035	220,664	4,652,094

	909,330	17,300,417	4,527,826	93,571,869

Shares repurchased	(468,549)	(8,946,112)	(1,269,172)	(26,709,261)

Net increase	440,781	$8,354,305	3,258,654	$66,862,608

	Six months ended 5/31/16		Year ended 11/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	5,820,018	$109,780,843	8,405,481	$182,059,726

Shares issued in connection with
reinvestment of distributions	1,017,360	19,666,591	1,680,100	35,598,444

	6,837,378	129,447,434	10,085,581	217,658,170

Shares repurchased	(2,402,657)	(45,649,879)	(5,072,200)	(105,210,375)

Net increase	4,434,721	$83,797,555	5,013,381	$112,447,795

38	Equity Income Fund

	Six months ended 5/31/16		Year ended 11/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,858,561	$262,663,911	27,560,090	$576,990,559

Shares issued in connection with
reinvestment of distributions	3,770,955	72,918,916	5,746,588	121,839,378

	17,629,516	335,582,827	33,306,678	698,829,937

Shares repurchased	(13,650,864)	(259,256,545)	(24,199,308)	(514,349,626)

Net increase	3,978,652	$76,326,282	9,107,370	$184,480,311

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$294,568,934	$362,252,202	$540,931,329	$275,251	$115,889,807

Totals	$294,568,934	$362,252,202	$540,931,329	$275,251	$115,889,807

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Equity Income Fund	39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

40	Equity Income Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Equity Income Fund	41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42	Equity Income Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Equity Income Fund	43

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44	Equity Income Fund

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA020
301180 7/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016